UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21346

Name of Fund: Muni New York Intermediate Duration Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Muni New York Intermediate Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 11/30/05

Item 1 -   Report to Stockholders


Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.


Semi-Annual Reports
November 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. for their information. This is not a prospectus. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in such securities. As of November 30, 2005, the percentage of Muni Intermediate Duration Fund, Inc.'s total net assets invested in inverse floaters was 3.70%, before the deduction of Preferred Stock. As of November 30, 2005, none of Muni New York Intermediate Duration Fund, Inc.'s total net assets was invested in inverse floaters.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:


Total Returns as of November 30, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.88%        + 8.44%
Small-cap U.S. equities (Russell 2000 Index)                            +10.47         + 8.14
International equities (MSCI Europe Australasia Far East Index)         +11.23         +13.25
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.48         + 2.40
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.36         + 3.88
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.33         + 2.94


With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



A Discussion With Your Funds' Portfolio Managers


The Funds remained focused on generating an attractive level of tax-exempt income for shareholders, looking for income-enhancing opportunities as market rates rose late in the period.


Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields generally rose. Bond prices, which move opposite of yields, fell as investors focused on inflationary pressures, especially higher energy costs in the wake of the Gulf Coast hurricanes. A strengthening U.S. economy, which grew at a faster-than-expected 4.3% rate in the third quarter of 2005, added further to the inflationary concerns.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 4% by period-end (and to 4.25% on December 13). With short-term interest rates increasing more than long-term interest rates, the yield curve continued to flatten.

During the past six months, 10-year Treasury note yields rose 49 basis points (.49%) to 4.49%, while 30-year U.S. Treasury yields rose 37 basis points to 4.69%. Tax-exempt bond yields exhibited a similar pattern during the period. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased 29 basis points to 4.55%, while the yield on AAA-rated issues maturing in 10 years rose 38 basis points to 3.87%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past six months, almost $207 billion in new municipal bonds was underwritten, a 16.8% increase compared to issuance during the same six months of 2004. Year-to-date through November 30, the volume of refunding issues increased by more than 44% on a year-over-year basis. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained positive during most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through October 2005, net new cash flows into long-term municipal bond funds exceeded $6.9 billion - a significant improvement from the $12.7 billion net outflow seen during the same period in 2004. Solid investor demand enabled municipal bonds to perform generally in line with their taxable counterparts, reversing some of their recent underperformance.
We believe that attractive yield ratios relative to taxable bonds should continue to attract both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early, however, to estimate the amount of tax-exempt debt that may be required to finance these efforts or assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.


Muni Intermediate Duration Fund, Inc.


How did the Fund perform during the period?

For the six-month period ended November 30, 2005, the Common Stock of Muni Intermediate Duration Fund, Inc. had net annualized yields of 5.66% and 6.17%, based on a period-end per share net asset value of $15.22 and a per share market price of $13.96, respectively, and $.432 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.13%, based on a change in per share net asset value from $15.51 to $15.22, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +.58% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



The Fund's outperformance can be attributed to a modestly overweighted exposure to spread product - lower-quality, higher-yielding municipal bonds, which benefited as credit spreads narrowed during the period. The high yield municipal market continued to perform well on the back of strong demand, as investors, looking for better yields in a low interest rate environment, poured cash into high yield mutual funds. The Fund benefited particularly from issues in the special tax (land secured), senior living and toll road sectors, all of which saw gains in an otherwise down market. The Fund also benefited from price appreciation of its holdings issued by Mississippi Systems Energy, a subsidiary of Entergy Corporation, which was downgraded after Hurricane Katrina struck the Gulf Coast region. Ironically, the credit downgrade caused our bonds to appreciate because it made it less probable that the securities' call feature would be exercised. Of final note, the Fund's underweight stance in airline bonds was a positive. We had no exposure to either Delta Air Lines, Inc. or Northwest Airlines, both of which declared bankruptcy during the period, in part because of the impact of higher fuel costs.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity concentrated on uncovering attractive relative value in the municipal marketplace. Given the prospect of continued yield curve flattening, we reduced our exposure to bonds with maturities of 10 years - 18 years while adding to our holdings in bonds longer than 25 years. We also maintained our strategy of purchasing bonds of issuers we believed were more likely to defease their existing debt to help close their budget gaps. When bonds are defeased, it typically means that the securities are retired at their first call date, enabling the bonds to appreciate significantly. The states of California and Massachusetts are two issuers who have been aggressive in implementing this strategy. Purchases during the period also included higher-coupon bonds with shorter call dates, which we believed offered attractive relative yields and the potential for future outperformance.

For the six months ended November 30, 2005, the average yield for the Fund's Auction Market Preferred Stock (AMPS) was 1.78% for Series M7; 1.80% for Series T7; 1.83% for Series W7; 1.92% for Series TH7; 1.74% for Series F7; and 2.41% for Series TH28. The Fed's interest rate hikes clearly are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period (and once more on December 13). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.6% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Relative to the broader municipal market, we maintained a neutral level of interest rate risk but are positioned for the continued flattening of the yield curve. Having reduced some of our more volatile corporate-backed bonds, the Fund has a more neutral exposure to high yield spread product. With higher interest rates and our outlook for slower economic activity, however, we will be on the lookout for opportunities to slightly increase the Fund's duration.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


Muni New York Intermediate Duration Fund, Inc.


Describe conditions in the State of New York.

The State of New York maintains credit ratings of A1, AA and AA- from Moody's, Standard & Poor's (S&P) and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts for fiscal year 2005 (ended March 31, 2005) were 15% above the prior fiscal year. Due to surging tax collections, particularly income taxes, the fiscal year 2005 operating surplus totaled
$1.2 billion.

For the first time in more than 20 years, New York lawmakers approved a budget on time. The fiscal year 2006 budget calls for $105 billion in spending and forecasts a 5% increase in tax receipts for the fiscal year (which began April 1, 2005). Aided by this revenue growth, the enacted budget includes most of the governor's original proposals for closing an estimated $4 billion deficit. However, this does not factor in a lawsuit won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending.

Current employment numbers show a 1% increase from year-ago levels. New York ranks fifth-highest among all states in per capita income. Modest income growth through the remainder of 2005 would boost personal income tax receipts, which account for roughly 38% of general fund receipts.


How did the Fund perform during the period?

For the six-month period ended November 30, 2005, the Common Stock of Muni New York Intermediate Duration Fund, Inc. had net annualized yields of 4.90% and 5.56%, based on a period-end per share net asset value of $14.66 and a per share market price of $12.92, respectively, and $.360 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.02%, based on a change in per share net asset value from $15.05 to $14.66, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +.86% average return of the Lipper New York Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in New York or a city in New York.) Notably, the Lipper category consists primarily of funds with the ability to invest in municipal issues with longer durations, whereas our portfolio is limited to bonds in the intermediate duration range. This put the Fund at a disadvantage relative to the Lipper average as the yield curve continued to flatten, causing shorter-duration and intermediate-duration bonds to underperform longer-dated municipal investments.

In addition, airline-related debt, which had benefited Fund performance in the prior period, detracted from returns over the past six months. We continue to hold a core position in airline-related debt issues, as they are a significant contributor to the yield of the portfolio, although we are monitoring our exposure carefully given the inherent volatility in this sector. Also hindering performance was our exposure to Puerto Rico paper, which we had increased during the period. Although these bonds underperformed the broader market over the past six months due to budgetary concerns in Puerto Rico, they continue to offer both good liquidity and positive incremental yield characteristics. For these reasons, coupled with our expectation for a positive resolution to the budgetary concerns, we would view further weakness in Puerto Rico as a buying opportunity.

We continued to capitalize on the flattening yield curve by moving into longer-dated securities as opportunities presented themselves, while remaining within our intermediate investment parameters. This strategy helped the Fund's total return as the price of longer-dated bonds increased.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



What changes were made to the portfolio during the period?

We entered the period defensively positioned and moved toward neutral as the period progressed. Most activity in the portfolio occurred in the latter part of the six-month period as rates increased all along the yield curve. This provided an opportunity to restructure a portion of the portfolio as more attractively structured, higher-yielding alternatives became available. In general, our strategy was to roll out of shorter, more seasoned holdings (generally in the five-year - 10-year range) into longer-dated bonds (generally in the 25-year range) that we believe could contribute more attractive yield and total return potential.

As detailed in the Fund's prospectus, 80% of the bonds we hold in the portfolio must have a duration between three years and 10 years. Because the yield curve measures maturity, not duration, we are able to add bonds with longer maturities without necessarily extending duration. This is accomplished through the purchase of cushion bonds, which have longer maturities but are priced and traded at their relatively short call date (generally 10 years or less). We believe this strategy will benefit Fund performance if the yield curve continues to flatten, as expected, and should allow the Fund to more closely match the maturity profile of its Lipper peers. Overall, the portfolio's average maturity was extended by a little more than a year, for an average maturity just shy of 14 years at period-end.

For the six months ended November 30, 2005, the average yield for the Fund's Auction Market Preferred Stock (AMPS) was 2.23%. The Fed's interest rate hikes clearly are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period (and once more on December 13). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.45% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period with a fairly neutral market outlook. At its most recent meeting, the Fed modified its language slightly, removing the long-standing reference to monetary policy that it deems "accommodative." This represented the first hint that the measured monetary tightening campaign may be nearing an end. Until it does, we anticipate continued volatility as investors adjust their assumptions about the markets.

Against this backdrop, we will continue to take advantage of the volatility and higher rates in an effort to generate a competitive yield for our shareholders. One benefit of the recent upturn in long-term interest rates is that it has allowed us to restructure the portfolio in terms of coupon, call date and maturity without having a negative impact on yield, and in certain cases, with a favorable impact on yield. Over time, we believe this restructuring should translate into enhanced total return performance.


Robert A. DiMella, CFA
Vice President and Portfolio Manager
Muni Intermediate Duration Fund, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
Muni New York Intermediate Duration Fund, Inc.


December 19, 2005



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Portfolio Information


Quality Profiles as of November 30, 2005


                                               Percent of
Muni Intermediate Duration Fund, Inc.            Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           33.2%
AA/Aa                                              4.5
A/A                                               19.4
BBB/Baa                                           19.4
BB/Ba                                              6.7
B/B                                                0.6
CCC/Caa                                            1.4
NR (Not Rated)                                    14.3
Other*                                             0.5

 * Includes portfolio holdings in variable rate demand notes.



Muni New York Intermediate                     Percent of
Duration Fund, Inc.                              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           41.1%
AA/Aa                                             12.8
A/A                                               13.0
BBB/Baa                                           12.1
BB/Ba                                              7.4
CCC/Caa                                            2.2
NR (Not Rated)                                     9.6
Other*                                             1.8

 * Includes portfolio holdings in short-term investments.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Funds and the risk that the Funds will not be able to meet their obligations to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Schedule of Investments                   Muni Intermediate Duration Fund, Inc.


                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Alabama--3.8%

            Jefferson County, Alabama, Limited Obligation
              School Warrants, Series A:
  $ 5,500        5.50% due 1/01/2021                                 $    5,908
    6,500        5.25% due 1/01/2023                                      6,823
    2,400   Sylacauga, Alabama, Health Care Authority Revenue
              Bonds (Coosa Valley Medical Center), Series A, 6%
              due 8/01/2025                                               2,433
    6,600   Tuscaloosa, Alabama, Special Care Facilities Financing
              Authority, Residential Care Facility Revenue Bonds
              (Capstone Village, Inc. Project), Series A, 5.625%
              due 8/01/2025                                               6,572

Arizona--5.0%

    3,020   Maricopa County, Arizona, IDA, Education Revenue
              Bonds (Arizona Charter Schools Project 1), Series A,
              6.625% due 7/01/2020                                        3,029
    3,000   Navajo County, Arizona, IDA, IDR (Stone Container
              Corporation Project), AMT, 7.20% due 6/01/2027              3,124
            Pima County, Arizona, IDA, Education Revenue Bonds
              (Arizona Charter Schools Project):
    1,000        Series C, 6.70% due 7/01/2021                            1,057
    1,750        Series K/L, 6.375% due 7/01/2031                         1,815
            Pinal County, Arizona, COP:
    2,760        5.25% due 12/01/2018                                     2,922
    2,910        5.25% due 12/01/2019                                     3,070
    3,065        5.25% due 12/01/2020                                     3,227
    3,230        5.25% due 12/01/2021                                     3,393
    3,405        5.25% due 12/01/2022                                     3,564
    3,630   Vistancia Community Facilities District, Arizona, GO,
              5% due 7/15/2014                                            3,577

Arkansas--1.3%

            Conway, Arkansas, Public Facilities Board, Capital
              Improvement Revenue Refunding Bonds (Hendrix
              College Projects):
    1,500        Series A, 5% due 10/01/2026                              1,529
    3,755        Series B, 5% due 10/01/2026                              3,829
            University of Arkansas, University Revenue Refunding
              Bonds (UAMS Campus), Series A (d):
    1,000        5% due 11/01/2013                                        1,081
    1,250        5% due 11/01/2015                                        1,346

California--26.9%

    8,865   California Pollution Control Financing Authority, PCR,
              Refunding, DRIVERS, AMT, Series 878Z, 7.324%
              due 12/01/2009 (d)(h)                                       9,922
            California State Department of Water Resources, Power
              Supply Revenue Bonds, Series A (i):
    8,500        5.25% due 5/01/2012                                      9,305
   11,500        5.375% due 5/01/2012                                    12,671



     Face
   Amount   Municipal Bonds                                            Value

California (concluded)

  $ 5,000   California State, GO, Refunding, 5.25%
              due 2/01/2027 (d)                                      $    5,268
   10,000   California State Public Works Board, Lease Revenue
              Bonds (Department of Corrections), Series C, 5.50%
              due 6/01/2020                                              10,763
   17,500   California State, Various Purpose, GO, 5.50%
              due 4/01/2028                                              18,792
    2,500   California Statewide Communities Development
              Authority, Health Facility Revenue Bonds (Memorial
              Health Services), Series A, 6% due 10/01/2023               2,747
    1,180   Chula Vista, California, IDR (San Diego Gas and Electric
              Company), AMT, Series B, 5% due 12/01/2027                  1,188
    2,400   Elk Grove, California, Poppy Ridge Community Facilities
              Number 3 Special Tax, Series 1, 6% due 9/01/2008 (i)        2,571
            Los Angeles, California, Unified School District, GO:
   10,485        (Election of 1997), Series F, 5% due 7/01/2025 (b)      10,939
   26,575        Series A, 5% due 1/01/2028 (d)                          27,588
            Oakland, California, Sewer Revenue Bonds, Series A (c):
    3,565        5% due 6/15/2028                                         3,703
    2,000        5% due 6/15/2029                                         2,076
    5,850   Ontario-Monclair, California, School District, GO
              (Election of 2002), Series A, 5% due 8/01/2027 (b)          6,054
   10,135   Peralta, California, Community College District, GO
              (Election of 2000), Series D, 5% due 8/01/2030 (c)         10,536
    1,515   Rowland, California, Unified School District, GO
              (Election of 2000), Series B, 5.25% due 8/01/2027 (c)       1,605
            Sacramento, California, Special Tax (North Natomas
              Community Facilities), Series 4-C:
      585        5.60% due 9/01/2020                                        618
    1,720        5.75% due 9/01/2022                                      1,823
      500        5.90% due 9/01/2023                                        534
    3,000        6% due 9/01/2028                                         3,199
    3,000   San Jose, California, Airport Revenue Bonds, Series A,
              5.25% due 3/01/2017 (b)                                     3,201
    3,100   San Jose, California, GO (Libraries, Parks and Public
              Safety Projects), 5% due 9/01/2030 (d)                      3,202
    4,875   Tamalpais, California, Union High School District, GO
              (Election of 2001), 5% due 8/01/2028 (c)                    5,047
    2,450   University of California, Limited Project Revenue Bonds,
              Series B, 5% due 5/15/2033 (c)                              2,530

Colorado--2.6%

    2,000   Denver, Colorado, City and County Airport Revenue
              Refunding Bonds, Series E, 5.25% due 11/15/2023 (d)         2,079
      900   Elk Valley, Colorado, Public Improvement Revenue
              Bonds (Public Improvement Fee), Series A, 7.10%
              due 9/01/2014                                                 964
    2,250   Montrose, Colorado, Memorial Hospital, Revenue Bonds,
              6.375% due 12/01/2023                                       2,425



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
TAN      Tax Anticipation Notes
VRDN     Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Schedule of Investments (continued)       Muni Intermediate Duration Fund, Inc.


                                                                 (In Thousands)

   Face
 Amount    Municipal Bonds                                             Value

Colorado (concluded)

 $  7,500   Plaza Metropolitan District Number 1, Colorado, Tax
              Allocation Revenue Bonds (Public Improvement
              Fees), 7.50% due 12/01/2015                            $    8,239
    1,000   Southlands, Colorado, Medical District, GO
              (Metropolitan District Number 1), 6.75%
              due 12/01/2016                                              1,090

Connecticut--1.7%

    1,160   Connecticut State Development Authority, Airport
              Facility Revenue Bonds (LearJet Inc. Project), AMT,
              7.95% due 4/01/2026                                         1,385
    8,000   Connecticut State Development Authority, PCR,
              Refunding (Connecticut Light and Power Company),
              Series A, 5.85% due 9/01/2028                               8,517

Florida--4.7%

    1,000   Broward County, Florida, Airport Exempt Facility
              Revenue Bonds (Learjet Inc. Project), AMT, 7.50%
              due 11/01/2020                                              1,130
    2,970   Harbor Bay, Florida, Community Development District,
              Capital Improvement Special Assessment Bonds,
              6.75% due 5/01/2034                                         3,219
    2,985   Heritage Isle at Viera Community Development District,
              Florida, Special Assessment Bonds, Series B, 5%
              due 11/01/2009                                              2,992
    4,705   Lee County, Florida, Revenue Bonds, 5%
              due 10/01/2022 (a)                                          4,952
    3,500   Midtown Miami, Florida, Community Development
              District, Special Assessment Revenue Bonds, Series A,
              6% due 5/01/2024                                            3,713
    3,670   Orange County, Florida, Health Facilities Authority,
              Health Care Revenue Refunding Bonds (Orlando
              Lutheran Towers), 5% due 7/01/2013                          3,628
      965   Orlando, Florida, Urban Community Development
              District, Capital Improvement Special Assessment
              Bonds, 6% due 5/01/2020                                     1,034
    1,085   Portofino Shores, Florida, Community Development
              District, Special Assessment Bonds, Series A, 6.40%
              due 5/01/2034                                               1,138
    2,390   South Lake County, Florida, Hospital District Revenue
              Bonds (South Lake Hospital Inc.), 6.625%
              due 10/01/2023                                              2,615
      875   Sterling Hill, Florida, Community Development District,
              Capital Improvement Revenue Refunding Bonds,
              Series B, 5.50% due 11/01/2010                                878
    2,060   Watergrass Community Development District, Florida,
              Special Assessment Revenue Bonds, Series B, 4.875%
              due 11/01/2010                                              2,059

Georgia--3.1%

    1,500   Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
              Project), 7.90% due 12/01/2024                              1,621
            Brunswick and Glynn County, Georgia, Development
              Authority, First Mortgage Revenue Bonds (Coastal
              Community Retirement Corporation Project), Series A:
    5,210        7.125% due 1/01/2025                                     5,454
    2,800        7.25% due 1/01/2035                                      2,926
    4,500   Fulton County, Georgia, Residential Care Facilities,
              Revenue Refunding Bonds (Canterbury Court Project),
              Series A, 5.80% due 2/15/2018                               4,570
            Savannah, Georgia, EDA, Revenue Bonds (Marshes of
              Skidaway), First Mortgage, Series A:
    1,245        6.25% due 1/01/2012                                      1,242
    2,245        6.85% due 1/01/2019                                      2,306



   Face
 Amount    Municipal Bonds                                             Value

Idaho--0.1%

 $    540   Idaho Housing and Finance Association, S/F
              Mortgage Revenue Bonds, AMT, Series F-2,
              5.85% due 7/01/2015 (e)                                $      545

Illinois--3.4%

    2,510   Chicago, Illinois, O'Hare International Airport
              Revenue Bonds, 3rd Lien, AMT, Series B-2, 6%
              due 1/01/2029 (f)                                           2,781
    6,000   Hodgkins, Illinois, Environmental Improvement Revenue
              Bonds (Metro Biosolids Management LLC Project),
              AMT, 5.90% due 11/01/2017                                   6,319
    6,930   Illinois, Development Finance Authority Revenue
              Bonds (Community Rehabilitation Providers Facilities),
              Series A, 6.625% due 7/01/2032                              7,442
    1,800   Illinois State Finance Authority Revenue Bonds
              (Landing At Plymouth Place Project), Series A, 6%
              due 5/15/2025                                               1,818
    1,580   Village of Wheeling, Illinois, Revenue Bonds (North
              Milwaukee/Lake-Cook Tax Increment Financing (TIF)
              Redevelopment Project), 6% due 1/01/2025                    1,553

Louisiana--0.9%

    5,000   Port New Orleans, Louisiana, IDR, Refunding
              (Continental Grain Company Project), 6.50%
              due 1/01/2017                                               5,110

Maine--1.6%

    1,965   Portland, Maine, Housing Development Corporation,
              Senior Living Revenue Bonds (Avesta Housing
              Development Corporation Project), Series A, 6%
              due 2/01/2034                                               2,030
    7,000   Rumford, Maine, Solid Waste Disposal Revenue
              Refunding Bonds (Boise Cascade Corporation Project),
              AMT, 6.875% due 10/01/2026                                  7,463

Maryland--0.3%

      500   Maryland State Industrial Development Financing
              Authority, Economic Development Revenue Bonds
              (Our Lady of Good Counsel School), Series A, 6%
              due 5/01/2035                                                 510
    1,150   Prince Georges County, Maryland, Special Obligation
              Bonds (National Harbor Project), 5.20%
              due 7/01/2034                                               1,141

Massachusetts--4.7%

    4,560   Massachusetts Bay Transportation Authority, Sales Tax
              Revenue Refunding Bonds, Senior Series A, 5%
              due 7/01/2032                                               4,673
            Massachusetts State Development Finance Agency,
              Resource Recovery Revenue Bonds (Ogden Haverhill
              Associates), AMT, Series B:
    1,210        5.35% due 12/01/2015                                     1,221
    2,000        5.50% due 12/01/2019                                     2,033
    9,050   Massachusetts State, HFA, Rental Housing
              Mortgage Revenue Bonds, AMT, Series A, 5.15%
              due 7/01/2026 (c)                                           9,027
   10,000   Massachusetts State School Building Authority,
              Dedicated Sales Tax Revenue Bonds, Series A, 5%
              due 8/15/2030 (c)                                          10,373



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Schedule of Investments (continued)       Muni Intermediate Duration Fund, Inc.


                                                                 (In Thousands)

   Face
 Amount    Municipal Bonds                                             Value

Michigan--1.5%

 $  3,325   Macomb County, Michigan, Hospital Finance Authority,
              Hospital Revenue Bonds (Mount Clemens General
              Hospital), Series B, 5.875% due 11/15/2034             $    3,363
    4,795   Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds (Oakwood Obligated Group),
              Series A, 6% due 4/01/2022                                  5,212

Minnesota--0.7%

            Minneapolis and Saint Paul, Minnesota, Housing and
              Redevelopment Authority, Health Care System
              Revenue Bonds (Group Health Plan Inc. Project):
    1,000        6% due 12/01/2019                                        1,093
    2,545        6% due 12/01/2021                                        2,771

Mississippi--1.4%

            Mississippi Business Finance Corporation, Mississippi,
              PCR, Refunding (System Energy Resources Inc.
              Project):
    5,000        5.875% due 4/01/2022                                     5,088
    2,910        5.90% due 5/01/2022                                      2,961

Nevada--0.4%

   2,250    Clark County, Nevada, Improvement District
              Number 142 Special Assessment, 6.375%
              due 8/01/2023                                               2,325

New Jersey--15.1%

            Garden State Preservation Trust of New Jersey, Open
              Space and Farmland Preservation Revenue Bonds,
              Series A (c):
    3,635        5.80% due 11/01/2021                                     4,164
    5,050        5.80% due 11/01/2023                                     5,785
            New Jersey EDA, Cigarette Tax Revenue Bonds:
   10,950        5.625% due 6/15/2018                                    11,499
    9,810        5.75% due 6/15/2029                                     10,281
   17,900   New Jersey EDA, Motor Vehicle Surcharge Revenue
              Bonds, Series A, 5.25% due 7/01/2033 (d)                   18,964
    5,540   New Jersey EDA, Special Facility Revenue Bonds
              (Continental Airlines Inc. Project), AMT, 6.625%
              due 9/15/2012                                               5,193
            New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Bonds, Series D:
   10,000        5% due 6/15/2018 (a)                                    10,583
   20,000        5% due 6/15/2019 (c)                                    21,086

New Mexico--2.2%

            Farmington, New Mexico, PCR, Refunding:
    3,000        (Public Service Company of New Mexico--
                 San Juan), Series D, 6.375% due 4/01/2022                3,183
    9,000        (Tucson Electric Power Co.-San Juan Project),
                 Series A, 6.95% due 10/01/2020                           9,387

New York--25.5%

    1,200   Dutchess County, New York, IDA, Civic Facility Revenue
              Bonds (Saint Francis Hospital), Series B, 7.25%
              due 3/01/2019                                               1,300
            Metropolitan Transportation Authority, New York,
              Revenue Bonds, Series B (a):
    5,465        5% due 11/15/2027                                        5,709
    6,600        5% due 11/15/2030                                        6,846
   10,500   Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds, Series A, 5.75%
              due 11/15/2032                                             11,559
    1,755   New York City, New York, City IDA, Civic Facility
              Revenue Bonds (Special Needs Facilities Pooled
              Program), Series C-1, 5.50% due 7/01/2007                   1,774



   Face
 Amount    Municipal Bonds                                             Value

New York (concluded)

 $  3,500   New York City, New York, City IDA, Special Facility
              Revenue Bonds (Continental Airlines Inc. Project),
              AMT, 8.375% due 11/01/2016                             $    3,359
    1,110   New York City, New York, City Transitional Finance
              Authority, Future Tax Secured Revenue Bonds,
              Series C, 5.50% due 5/01/2009 (i)                           1,194
    5,000   New York City, New York, GO, Refunding, Series B,
              5.75% due 8/01/2015                                         5,514
    2,540   New York City, New York, IDA, Civic Facility Revenue
              Bonds (Special Needs Facilities Pooled Program),
              Series C-1, 6.80% due 7/01/2019                             2,466
            New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds (a):
    5,550        DRIVERS, Series 1133Z, 7.147%
                 due 10/15/2012 (h)                                       6,338
    4,325        Series A, 5% due 10/15/2032                              4,485
    3,900   New York Convention Center Development Corporation,
              New York, Revenue Bonds (Hotel Unit Fee Secured),
              5% due 11/15/2027 (a)                                       4,068
    5,580   New York State Dormitory Authority, Lease Revenue
              Refunding Bonds (Court Facilities), Series A, 5.25%
              due 5/15/2012                                               5,998
            New York State Dormitory Authority Revenue Bonds:
    1,000        (North Shore L I Jewish Group), 5% due 5/01/2012         1,049
    7,075        (School Districts Financing Program), Series D,
                 5.25% due 10/01/2023 (d)                                 7,598
            New York State Dormitory Authority, Revenue Refunding
              Bonds, Series A:
    7,775        (City University System), Consolidated Second
                 Generation, 6.125% due 7/01/2013 (a)                     8,653
    7,000        (Mount Sinai Health), 6.625% due 7/01/2018               7,528
    5,000        (Mount Sinai Health), 6.625% due 7/01/2019               5,369
       60   New York State Thruway Authority, Local Highway and
              Bridge Service Contract, Revenue Refunding Bonds,
              5.50% due 4/01/2017                                            65
            New York State Urban Development Corporation,
              Correctional and Youth Facilities Services Revenue
              Refunding Bonds, Series A:
    4,500        5% due 1/01/2017                                         4,737
   11,650        5.50% due 1/01/2017                                     12,530
   10,000   New York State Urban Development Corporation,
              Personal Income Tax Revenue Bonds (State Facilities),
              Series A-1, 5.25% due 3/15/2034 (b)                        10,584
            Tobacco Settlement Financing Corporation of New York
              Revenue Bonds:
    3,340        Series A-1, 5.50% due 6/01/2016                          3,563
    6,510        Series A-1, 5.25% due 6/01/2022 (a)                      6,924
    7,000        Series C-1, 5.50% due 6/01/2021                          7,576
   10,000        Series C-1, 5.50% due 6/01/2022                         10,763

North Carolina--2.2%

    3,105   Gaston County, North Carolina, Industrial Facilities
              and Pollution Control Financing Authority Revenue
              Bonds (National Gypsum Company Project), AMT,
              5.75% due 8/01/2035                                         3,219
    6,000   North Carolina Medical Care Commission, Health Care
              Facilities, First Mortgage Revenue Refunding Bonds
              (Presbyterian Homes Project), 7% due 10/01/2031             6,391
    3,150   North Carolina Medical Care Commission, Health Care
              Housing Revenue Bonds (The ARC of North Carolina
              Projects), Series A, 5.50% due 10/01/2024                   3,239



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Schedule of Investments (continued)       Muni Intermediate Duration Fund, Inc.


                                                                 (In Thousands)

   Face
 Amount    Municipal Bonds                                             Value

Ohio--0.2%

 $  1,280   Port of Greater Cincinnati Development Authority,
              Ohio, Special Assessment Revenue Bonds
              (Cooperative Public Parking Infrastructure Project),
              6.30% due 2/15/2024                                    $    1,358

Pennsylvania--4.6%

    3,500   Montgomery County, Pennsylvania, IDA, Revenue
              Bonds (Whitemarsh Continuing Care Project),
              6% due 2/01/2021                                            3,640
    7,710   Pennsylvania Economic Development Financing
              Authority, Exempt Facilities Revenue Bonds
              (National Gypsum Company), AMT, Series A,
              6.25% due 11/01/2027                                        8,216
    7,490   Philadelphia, Pennsylvania, Gas Works Revenue
              Refunding Bonds, 1975 General Ordinance, 17th
              Series, 5.375% due 7/01/2022 (c)                            8,026
            Sayre, Pennsylvania, Health Care Facilities Authority,
              Revenue Refunding Bonds (Guthrie Healthcare
              System), Series A:
    1,750        6.25% due 12/01/2015                                     1,946
    3,000        6.25% due 12/01/2016                                     3,332
    1,490        6.25% due 12/01/2018                                     1,645

South Carolina--1.7%

            Medical University Hospital Authority, South Carolina,
              FHA-Insured Mortgage Hospital Facilities, Revenue
              Refunding Bonds, Series A (d)(e):
    4,250        5.25% due 8/15/2023                                      4,499
    3,000        5.25% due 8/15/2024                                      3,172
    2,000   Newberry County, South Carolina, School District,
              Installment Purchase Revenue Bonds, 5%
              due 12/01/2030                                              2,028

Tennessee--3.9%

    1,800   Johnson City, Tennessee, Health and Educational
              Facilities Board, Retirement Facility Revenue Bonds
              (Appalachian Christian Village Project), Series A, 6%
              due 2/15/2019                                               1,814
    5,000   McMinn County, Tennessee, IDB, PCR (Calhoun
              Newsprint Co. Project), AMT, 7.625% due 3/01/2016           5,009
            Shelby County, Tennessee, Health, Educational and
              Housing Facility Board, Hospital Revenue Refunding
              Bonds (Methodist Healthcare) (i):
    6,000        6% due 9/01/2012                                         6,803
    3,500        6.25% due 9/01/2012                                      4,021
            Shelby County, Tennessee, Health, Educational and
              Housing Facility Board Revenue Bonds
              (Germantown Village), Series A:
    3,550        6.75% due 12/01/2018                                     3,591
    1,450        7% due 12/01/2023                                        1,476

Texas--15.1%

            Austin, Texas, Convention Center Revenue Bonds
              (Convention Enterprises Inc.), First Tier, Series A:
    6,445        6.375% due 1/01/2016                                     6,778
   10,260        6.70% due 1/01/2032                                     10,825
    1,500   Bexar County, Texas, Health Facilities Development
              Corporation, Revenue Refunding Bonds (Army
              Retirement Residence Project), 6.30%
              due 7/01/2032                                               1,594



   Face
 Amount    Municipal Bonds                                             Value

Texas (concluded)

            Brazos River Authority, Texas, PCR, Refunding, AMT,
              Series A:
 $  1,500        (TXU Energy Company LLC Project), 6.75%
                 due 4/01/2038                                       $    1,686
    5,085        (Texas Utility Company), 7.70% due 4/01/2033             5,950
    4,000   Dallas-Fort Worth, Texas, International Airport Facility
              Improvement Corporation, Revenue Bonds
              (Learjet Inc.), AMT, Series A-1, 6.15% due 1/01/2016        4,069
    5,000   Dallas-Fort Worth, Texas, International Airport Facility
              Improvement Corporation, Revenue Refunding
              Bonds, AMT, Series A-2, 9% due 5/01/2029                    4,709
    2,440   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
              Bonds (Citgo Petroleum Corporation Project), AMT,
              7.50% due 5/01/2025                                         2,754
    6,540   Gulf Coast, Texas, Waste Disposal Authority Revenue
              Refunding Bonds (International Paper Company),
              AMT, Series A, 6.10% due 8/01/2024                          6,936
    4,400   Harris County, Texas, Health Facilities Development
              Corporation, Hospital Revenue Bonds (Texas
              Children's Hospital), VRDN, Series B-1, 3%
              due 10/01/2029 (d)(g)                                       4,400
            Harris County, Texas, Revenue Refunding Bonds,
              DRIVERS (c)(h):
    9,320        Series 1111, 7.135% due 8/15/2009                       10,133
    6,300        Series 1172-Z, 7.287% due 8/15/2009                      6,824
    1,500   Houston, Texas, Health Facilities Development
              Corporation, Retirement Facility Revenue Bonds
              (Buckingham Senior Living Community), Series A,
              7% due 2/15/2023                                            1,645
    7,420   Lower Colorado River Authority, Texas, PCR (Samsung
              Austin Semiconductor), AMT, 6.95% due 4/01/2030             8,292
    2,600   Matagorda County, Texas, Navigation District
              Number 1, Revenue Refunding Bonds (Reliant
              Energy Inc.), Series C, 8% due 5/01/2029                    2,826
    2,300   Port Corpus Christi, Texas, Individual Development
              Corporation, Environmental Facilities Revenue Bonds
              (Citgo Petroleum Corporation Project), AMT, 8.25%
              due 11/01/2031                                              2,432
    5,000   Sabine River Authority, Texas, PCR, Refunding (TXU
              Electric Company Project/TXU Energy Company LLC),
              AMT, Series B, 5.75% due 5/01/2030                          5,324

Virginia--5.8%

            James City County, Virginia, IDA, Residential Care
              Facility Revenue Refunding Bonds, Series A:
    3,285        5.75% due 3/01/2017                                      3,426
    1,150        6% due 3/01/2023                                         1,220
    2,250   Loudoun County, Virginia, IDA, IDR, Refunding (Dulles
              Airport Marriott Hotel), 7.125% due 9/01/2015               2,298
   10,735   Pocahontas Parkway Association, Virginia, Toll
              Road Revenue Bonds, Senior-Series A, 5.50%
              due 8/15/2028                                              11,057
   15,435   Tobacco Settlement Financing Corporation of
              Virginia, Asset-Backed Revenue Bonds, 5.625%
              due 6/01/2037                                              15,463



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Schedule of Investments (concluded)       Muni Intermediate Duration Fund, Inc.


                                                                 (In Thousands)

   Face
 Amount    Municipal Bonds                                             Value

Wyoming--1.6%

            Sweetwater County, Wyoming, Solid Waste
              Disposal Revenue Bonds (FMC Corporation
              Project), AMT:
 $  3,895        Series A, 7% due 6/01/2024                          $    3,921
    5,000        Series B, 6.90% due 9/01/2024                            5,042

Guam--0.4%

    2,250   Commonwealth of the Northern Mariana Islands,
              Guam, GO, Series A, 6.75% due 10/01/2033                    2,442

Puerto Rico--8.0%

            Puerto Rico Electric Power Authority, Power
              Revenue Bonds:
   17,935        Series NN, 5.50% due 7/01/2018                          19,159
    6,500        Series RR, 5% due 7/01/2025 (f)                          6,812
    5,390   Puerto Rico Industrial, Medical and Environmental
              Pollution Control Facilities Financing Authority,
              Special Facilities Revenue Bonds (American
              Airlines Inc.), Series A, 6.45%
              due 12/01/2025                                              3,817



   Face
 Amount    Municipal Bonds                                             Value

Puerto Rico (concluded)

            Puerto Rico Public Buildings Authority, Government
              Facilities, Revenue Refunding Bonds:
 $  5,170        Series D, 5.25% due 7/01/2027                       $    5,285
    8,000        Series I, 5.50% due 7/01/2021                            8,511
    2,525   Puerto Rico Public Finance Corporation,
              Commonwealth Appropriation Revenue Bonds,
              Series E, 5.50% due 8/01/2029                               2,620

U.S. Virgin Islands--1.6%

    1,860   Virgin Islands Government Refinery Facilities, Revenue
              Refunding Bonds (Hovensa Coker Project), AMT,
              6.50% due 7/01/2021                                         2,097
    6,750   Virgin Islands Public Finance Authority, Refinery
              Facilities Revenue Bonds (Hovensa Refinery), AMT,
              6.125% due 7/01/2022                                        7,374

Total Investments (Cost--$858,125*)--152.0%                             880,029
Other Assets Less Liabilities--3.3%                                      18,913
Preferred Stock, at Redemption Value--(55.3%)                         (320,073)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  578,869
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       857,917
                                                    ===============
    Gross unrealized appreciation                   $        24,638
    Gross unrealized depreciation                           (2,526)
                                                    ---------------
    Net unrealized appreciation                     $        22,112
                                                    ===============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(f) XL Capital Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Prerefunded.

    Forward interest rate swaps outstanding as of November 30, 2005 were as follows:

                                                Notional      Unrealized
                                                 Amount      Appreciation

    Pay a fixed rate of 4.641% and receive
    a floating rate based on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires December 2017                      $  60,000      $    2,293

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Schedule of Investments          Muni New York Intermediate Duration Fund, Inc.


                                                                 (In Thousands)

   Face
 Amount    Municipal Bonds                                             Value

New York--128.4%

 $   760    Albany County, New York, IDA, IDR (Albany College
            of Pharmacy), Series A, 5.25% due 12/01/2019             $      792

     480    Dutchess County, New York, IDA, Civic Facility
            Revenue Bonds (Saint Francis Hospital), Series B,
            7.25% due 3/01/2019                                             520

   2,000    Erie County, New York, IDA, Life Care Community
            Revenue Bonds (Episcopal Church Home), Series A,
            5.875% due 2/01/2018                                          2,065

            Erie County, New York, IDA, School Facility Revenue
            Bonds (City of Buffalo Project) (b):
   3,835         5.75% due 5/01/2024                                      4,155
   1,000         5.75% due 5/01/2026                                      1,120

   2,000    Hempstead Town, New York, IDA, Resource Recovery
            Revenue Refunding Bonds (American Refinery - Fuel
            Co. Project), 5% due 12/01/2010                               2,078

   1,000    Madison County, New York, IDA, Civic Facility Revenue
            Bonds (Colgate University Project), Series A, 5%
            due 7/01/2030 (a)                                             1,036

   1,615    New York City, New York, City Housing Development
            Corporation, Presidential Revenue Bonds (The Animal
            Medical Center), Series A, 5.50% due 12/01/2033               1,679

   1,415    New York City, New York, City IDA, Civic Facility Revenue
            Bonds (PSCH Inc. Project), 6.20% due 7/01/2020                1,501

   1,000    New York City, New York, City IDA, Revenue Bonds
            (Visy Paper Inc. Project), AMT, 7.95% due 1/01/2028           1,024

            New York City, New York, City IDA, Special Facility
            Revenue Bonds, AMT:
   1,500         (1990 American Airlines Inc. Project), 5.40%
                 due 7/01/2020                                              990
   1,000         (British Airways Plc Project), 7.625%
                 due 12/01/2032                                           1,074
   1,000         (Continental Airlines Inc. Project), 8.375%
                 due 11/01/2016                                             960

   1,000    New York City, New York, City IDA, Special Facilities
            Revenue Refunding Bonds (Terminal One Group
            Association Project), AMT, 5.50% due 1/01/2024                1,052

   2,980    New York City, New York, City Transitional Finance
            Authority, Future Tax Secured Revenue Bonds, Series C,
            5.50% due 5/01/2009 (h)                                       3,207

            New York City, New York, GO:
   1,500         Series J, 5.25% due 5/15/2018 (c)                        1,621
   3,000         Series J, 5.50% due 6/01/2021                            3,227
   1,285         Series N, 5% due 8/01/2023 (e)                           1,346

            New York City, New York, GO, Refunding:
   1,000         Series F, 5.25% due 8/01/2009                            1,056
   2,000         Series G, 5.50% due 8/01/2012 (d)                        2,198

     500    New York City, New York, Trust for Cultural Resources
            Revenue Bonds (Museum of American Folk Art), 6.125%
            due 7/01/2030 (i)                                               539

            New York Convention Center Development Corporation,
            New York, Revenue Bonds (Hotel Unit Fee Secured) (a):
   2,750         5% due 11/15/2024                                        2,886
   1,500         5% due 11/15/2026                                        1,567



   Face
 Amount    Municipal Bonds                                             Value

New York (continued)

 $ 1,000    New York State Dormitory Authority, Mental Health
            Services Facilities Improvement, Revenue Bonds,
            Series B, 5% due 2/15/2030 (a)                           $    1,033

   1,000    New York State Dormitory Authority, Non-State
            Supported Debt, Insured Revenue Bonds (United
            Cerebral Palsy Affiliates--Pooled Loan Program),
            Series A, 5% due 7/01/2034 (j)                                1,029

   1,000    New York State Dormitory Authority, Non-State
            Supported Debt, Insured Revenue Refunding Bonds
            (Canisius College), 5% due 7/01/2018 (c)                      1,059

            New York State Dormitory Authority Revenue Bonds:
   1,500         (North Shore Long Island Jewish Group), 5%
                 due 5/01/2013                                            1,573
   1,735         (Winthrop S. Nassau University), 5.50%
                 due 7/01/2011                                            1,862

            New York State Dormitory Authority, Revenue
            Refunding Bonds:
   1,305         (Lenox Hill Hospital Obligation Group), 5.75%
                 due 7/01/2017                                            1,345
   1,000         (Mount Sinai Health), Series A, 6.50%
                 due 7/01/2015                                            1,075
   1,000         (Mount Sinai Health), Series A, 6.625%
                 due 7/01/2018                                            1,076
   1,000         (State University Educational Facilities), Series A,
                 5.50% due 5/15/2013                                      1,099

   1,790    New York State Dormitory Authority, State Personal
            Income Tax Revenue Bonds (Education), Series F, 5%
            due 3/15/2030                                                 1,842

            New York State Dormitory Authority, Supported Debt
            Revenue Refunding Bonds:
   1,500         (Department of Health), Series A, 5%
                 due 7/01/2025 (g)                                        1,559
   1,790         (State University Dormitory Facilities), Series C, 5%
                 due 7/01/2021 (c)                                        1,893

   1,000    New York State Environmental Facilities Corporation,
            Solid Waste Disposal Revenue Bonds (Waste
            Management Inc. Project), AMT, Series A, 4.45%
            due 7/01/2017                                                 1,011

   1,000    New York State Environmental Facilities Corporation,
            State Clean Water and Drinking Revolving Funds
            Revenue Bonds, Series G, 5.25% due 10/15/2014                 1,077

   3,500    New York State Local Government Assistance
            Corporation, Revenue Refunding Bonds, Sub-Lien,
            Series A-1, 5% due 4/01/2012 (b)                              3,759

   2,000    New York State Municipal Bond Bank Agency,
            Special School Purpose Revenue Bonds, Series C,
            5.25% due 12/01/2018                                          2,126

   1,000    New York State Thruway Authority, General Revenue
            Refunding Bonds, Series G, 5% due 1/01/2024 (b)               1,050

   3,000    New York State Urban Development Corporation,
            Correctional and Youth Facilities Services Revenue
            Refunding Bonds, Series A, 5% due 1/01/2017                   3,158

   2,000    New York State Urban Development Corporation
            Revenue Bonds, Subordinate Lien, Corporation Purpose,
            Series A, 5.125% due 7/01/2019                                2,111



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Schedule of Investments (concluded)
                                 Muni New York Intermediate Duration Fund, Inc.


                                                                 (In Thousands)

   Face
 Amount    Municipal Bonds                                             Value

New York (concluded)

 $ 1,000    Niagara Falls, New York, Public Water Authority,
            Water and Sewer System Revenue Refunding Bonds,
            5.50% due 7/15/2034 (d)                                  $    1,090

            Saratoga County, New York, IDA, Civic Facility Revenue
            Refunding Bonds (The Saratoga Hospital Project),
            Series A (f):
     365         4.375% due 12/01/2013                                      374
     380         4.50% due 12/01/2014                                       390
     395         4.50% due 12/01/2015                                       404

            Schenectady, New York:
     500         BAN, 5.25% due 5/26/2006                                   499
   1,000         GO, TAN, 5.90% due 12/30/2005                              999

   1,085    Suffolk County, New York, IDA, IDR, Refunding
            (Nissequogue Cogen Partners Facility), AMT, 4.875%
            due 1/01/2008                                                 1,104

   1,000    Tobacco Settlement Financing Corporation of New York,
            Asset-Backed Revenue Bonds, Series A-1, 5.25%
            due 6/01/2016                                                 1,061

   1,000    Tobacco Settlement Financing Corporation of New York
            Revenue Bonds, Series C-1, 5.50% due 6/01/2022                1,076

            Tompkins County, New York, IDA, Care Community
            Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
     250         5.75% due 7/01/2018                                        257
   1,000         6% due 7/01/2024                                         1,031

   1,250    Utica, New York, IDA, Civic Facility Revenue
            Bonds (Utica College Project), Series A, 6.875%
            due 12/01/2024                                                1,329

            Westchester County, New York, IDA, Civic Facility
            Revenue Bonds (Special Needs Facilities
            Pooled Program):
     515         Series D-1, 6.80% due 7/01/2019                            542
     615         Series E-1, 5.50% due 7/01/2007                            622


Guam--1.7%

   1,000    A.B. Won Guam International Airport Authority, General
            Revenue Refunding Bonds, AMT, Series C, 5.25%
            due 10/01/2022 (c)                                            1,050



   Face
 Amount    Municipal Bonds                                             Value

Puerto Rico--10.5%

            Children's Trust Fund Project of Puerto Rico, Tobacco
            Settlement Revenue Refunding Bonds:
 $   750         5% due 5/15/2011                                    $      776
   1,035         5.375% due 5/15/2033                                     1,048

   1,000    Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation Revenue
            Refunding Bonds, Series K, 5% due 7/01/2030                     994

   1,100    Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series RR, 5% due 7/01/2029 (g)                        1,143

     425    Puerto Rico Housing Financing Authority, Capital
            Funding Program Revenue Bonds, 5% due 12/01/2019                442

   1,900    Puerto Rico Public Finance Corporation,
            Commonwealth Appropriation Revenue Bonds,
            Series E, 5.70% due 2/01/2010 (h)                             2,059


U.S. Virgin Islands--2.6%

     500    Virgin Islands Government Refinery Facilities,
            Revenue Refunding Bonds (Hovensa Coker Project),
            AMT, 6.50% due 7/01/2021                                        564

   1,000    Virgin Islands Public Finance Authority, Senior Lien
            Revenue Bonds (Matching Fund Loan Note), Series A,
            5.25% due 10/01/2024                                          1,054

            Total Municipal Bonds
            (Cost--$86,202)--143.2%                                      88,338



  Shares
    Held    Short-Term Securities

   1,629    CMA New York Municipal Money Fund (k)                         1,629

            Total Short-Term Securities
            (Cost--$1,629)--2.7%                                          1,629

Total Investments (Cost--$87,831*)--145.9%                               89,967
Other Assets Less Liabilities--4.4%                                       2,704
Preferred Stock, at Redemption Value--(50.3%)                          (31,000)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $   61,671
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $        87,788
                                                    ===============
    Gross unrealized appreciation                   $         2,365
    Gross unrealized depreciation                             (186)
                                                    ---------------
    Net unrealized appreciation                     $         2,179
                                                    ===============





(a) AMBAC Insured.

(b) FSA Insured.

(c) MBIA Insured.

(d) XL Capital Insured.

(e) FGIC.

(f) Radian Insured.

(g) CIFG Insured.

(h) Prerefunded.

(i) ACA Insured.

(j) Assured Guarantee Insured.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New York Municipal
       Money Fund                                1,011           $10

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Statements of Net Assets
                                                                                                     Muni          Muni New York
                                                                                                 Intermediate       Intermediate
                                                                                                   Duration           Duration
As of November 30, 2005                                                                           Fund, Inc.         Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   880,028,568    $    88,338,318
       Investments in affiliated securities, at value**                                                     --          1,628,894
       Unrealized appreciation on forward interest rate swaps                                        2,292,720                 --
       Cash                                                                                             78,368             14,783
       Interest receivable                                                                          14,742,874          1,399,125
       Receivable for securities sold                                                               14,573,878          5,294,062
       Prepaid expenses                                                                                 37,120             19,965
                                                                                               ---------------    ---------------
       Total assets                                                                                911,753,528         96,695,147
                                                                                               ---------------    ---------------

Liabilities

       Payable for securities purchased                                                             11,998,947          3,932,632
       Dividends payable to Common Stock shareholders                                                  504,264             59,771
       Payable to investment adviser                                                                   235,937             23,975
       Offering costs payable                                                                           38,709                 --
       Payable to other affiliates                                                                       7,614              5,561
       Accrued expenses                                                                                 26,048              2,193
                                                                                               ---------------    ---------------
       Total liabilities                                                                            12,811,519          4,024,132
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share++
       of AMPS+++ at $25,000 per share liquidation preference                                      320,073,446         31,000,000
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   578,868,563    $    61,671,015
                                                                                               ===============    ===============

Analysis of Net Assets Applicable to Common Stock

       Undistributed investment income--net                                                    $     5,233,272    $       359,285
       Undistributed (accumulated) realized capital gains (losses)--net                              8,936,825          (454,242)
       Unrealized appreciation--net                                                                 24,196,440          2,135,860
                                                                                               ---------------    ---------------
       Total accumulated earnings--net                                                              38,366,537          2,040,903
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++++                                                    3,803,493            420,644
       Paid-in capital in excess of par                                                        $   536,698,533    $    59,209,468
                                                                                               ---------------    ---------------
       Net Assets Applicable to Common Stock                                                   $   578,868,563    $    61,671,015
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         15.22    $         14.66
                                                                                               ===============    ===============
       Market price per share of Common Stock                                                  $         13.96    $         12.92
                                                                                               ===============    ===============
         * Identified cost in unaffiliated securities                                          $   858,124,848    $    86,202,458
                                                                                               ===============    ===============
        ** Identified cost in affiliated securities                                                         --    $     1,628,894
                                                                                               ===============    ===============
        ++ Preferred Stock authorized, issued and outstanding:
             Series M7 Shares                                                                            2,000                 --
                                                                                               ===============    ===============
             Series T7 Shares                                                                            2,700                 --
                                                                                               ===============    ===============
             Series W7 Shares                                                                            2,000                 --
                                                                                               ===============    ===============
             Series TH7 Shares                                                                           2,700                 --
                                                                                               ===============    ===============
             Series F7 Shares                                                                            2,000              1,240
                                                                                               ===============    ===============
             Series TH28 Shares                                                                          1,400                 --
                                                                                               ===============    ===============
      ++++ Common Stock issued and outstanding                                                      38,034,934          4,206,439
                                                                                               ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Statements of Operations
                                                                                                     Muni          Muni New York
                                                                                                 Intermediate       Intermediate
                                                                                                   Duration           Duration
For the Six Months Ended November 30, 2005                                                        Fund, Inc.         Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $    22,349,152    $     2,149,438
       Dividends from affiliates                                                                            --             10,419
                                                                                               ---------------    ---------------
       Total Income                                                                                 22,349,152          2,159,857
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                 $    2,465,897     $      258,152
       Commission fees                                                                                 394,958             39,707
       Accounting services                                                                             128,370             29,835
       Transfer agent fees                                                                              45,047             15,700
       Professional fees                                                                                30,342             26,758
       Printing and shareholder reports                                                                 25,232              3,606
       Custodian fees                                                                                   23,836              5,990
       Pricing fees                                                                                     14,267              4,908
       Listing fees                                                                                     13,402              9,664
       Directors' fees and expenses                                                                     13,189             13,503
       Other                                                                                            29,337             15,402
                                                                                               ---------------    ---------------
       Total expenses before waiver and reimbursement                                                3,183,877            423,225
       Waiver and reimbursement of expenses                                                          (672,517)           (72,559)
                                                                                               ---------------    ---------------
       Total expenses after waiver and reimbursement                                                 2,511,360            350,666
                                                                                               ---------------    ---------------
       Investment income--net                                                                       19,837,792          1,809,191
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          4,522,485            117,859
           Forward interest rate swaps--net                                                        (3,070,421)                 --
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                      1,452,064            117,859
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (17,316,965)        (1,685,229)
           Forward interest rate swaps--net                                                          6,305,190                 --
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                  (11,011,775)        (1,685,229)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                     (9,559,711)        (1,567,370)
                                                                                               ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Investment income--net                                                                      (2,873,904)          (346,692)
       Realized gain--net                                                                          (1,412,045)                 --
                                                                                               ---------------    ---------------
       Total dividends and distributions to Preferred Stock shareholders                           (4,285,949)          (346,692)
                                                                                               ---------------    ---------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                         $     5,992,132    $     (104,871)
                                                                                               ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Statements of Changes in Net Assets                                                         Muni Intermediate Duration Fund, Inc.

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 November 30,         May 31,
Increase (Decrease) in Net Assets:                                                                   2005               2005
Operations

       Investment income--net                                                                  $    19,837,792    $    38,953,922
       Realized gain--net                                                                            1,452,064         10,418,746
       Change in unrealized appreciation/depreciation--net                                        (11,011,775)         33,195,645
       Dividends and distributions to Preferred Stock shareholders                                 (4,285,949)        (4,936,122)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,992,132         77,632,191
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                     (16,431,091)       (32,862,183)
       Realized gain--net                                                                                   --        (7,146,878)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to Common
       Stock shareholders                                                                         (16,431,091)       (40,009,061)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                (494,510)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from stock transactions                                    (494,510)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (10,933,469)         37,623,130
       Beginning of period                                                                         589,802,032        552,178,902
                                                                                               ---------------    ---------------
       End of period*                                                                          $   578,868,563    $   589,802,032
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     5,233,272    $     4,700,475
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Statements of Changes in Net Assets                                                Muni New York Intermediate Duration Fund, Inc.

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 November 30,         May 31,
Increase (Decrease) in Net Assets:                                                                   2005               2005
Operations

       Investment income--net                                                                  $     1,809,191    $     3,594,122
       Realized gain (loss)--net                                                                       117,859          (514,710)
       Change in unrealized appreciation--net                                                      (1,685,229)          2,943,785
       Dividends to Preferred Stock shareholders                                                     (346,692)          (481,976)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                               (104,871)          5,541,221
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (1,514,318)        (3,028,634)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (1,514,318)        (3,028,634)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (1,619,189)          2,512,587
       Beginning of period                                                                          63,290,204         60,777,617
                                                                                               ---------------    ---------------
       End of period*                                                                          $    61,671,015    $    63,290,204
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       359,285    $       411,104
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Financial Highlights                                                                        Muni Intermediate Duration Fund, Inc.

                                                                                     For the Six     For the     For the Period
                                                                                     Months Ended   Year Ended  August 1, 2003++
The following per share data and ratios have been derived                            November 30,    May 31,       to May 31,
from information provided in the financial statements.                                   2005          2005           2004
Per Share Operating Performance

       Net asset value, beginning of period                                        $      15.51      $      14.52    $      14.33
                                                                                   ------------      ------------    ------------
       Investment income--net                                                          .52+++++         1.02+++++             .79
       Realized and unrealized gain (loss)--net                                           (.25)              1.15             .21
       Dividends and distributions to Preferred Stock shareholders:
           Investment income--net                                                         (.08)             (.11)           (.06)
           Realized gain--net                                                             (.04)             (.02)              --
                                                                                   ------------      ------------    ------------
       Total from investment operations                                                     .15              2.04             .94
                                                                                   ------------      ------------    ------------
       Less dividends and distributions to Common Stock shareholders:
           Investment income--net                                                         (.43)             (.86)           (.65)
           Realized gain--net                                                                --             (.19)              --
                                                                                   ------------      ------------    ------------
       Total dividends and distributions to Common Stock shareholders                     (.43)            (1.05)           (.65)
                                                                                   ------------      ------------    ------------
       Offering costs resulting from issuance of Common Stock                                --                --           (.02)
                                                                                   ------------      ------------    ------------
       Offering and underwriting costs resulting from issuance of Preferred Stock         (.01)                --           (.08)
                                                                                   ------------      ------------    ------------
       Net asset value, end of period                                              $      15.22      $      15.51    $      14.52
                                                                                   ============      ============    ============
       Market price per share, end of period                                       $      13.96      $      13.94    $      13.10
                                                                                   ============      ============    ============

Total Investment Return**

       Based on net asset value per share                                              1.13%+++            15.36%        6.09%+++
                                                                                   ============      ============    ============
       Based on market price per share                                                 3.21%+++            14.93%      (8.59%)+++
                                                                                   ============      ============    ============

Ratios Based on Average Net Assets of Common Stock

       Expenses, net of waiver***                                                         .85%*              .84%           .75%*
                                                                                   ============      ============    ============
       Expenses***                                                                       1.08%*             1.07%          1.03%*
                                                                                   ============      ============    ============
       Investment income--net***                                                         6.75%*             6.77%          6.51%*
                                                                                   ============      ============    ============
       Amount of dividends to Preferred Stock shareholders                                .98%*              .74%           .48%*
                                                                                   ============      ============    ============
       Investment income--net, to Common Stock shareholders                              5.77%*             6.03%          6.03%*
                                                                                   ============      ============    ============

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                                         1.86%*             1.50%           .97%*
                                                                                   ============      ============    ============

Supplemental Data

       Net assets applicable to Common Stock, end of period (in thousands)         $    578,869      $    589,802    $    552,179
                                                                                   ============      ============    ============
       Preferred Stock outstanding, end of period (in thousands)                   $    320,000      $    285,000    $    285,000
                                                                                   ============      ============    ============
       Portfolio turnover                                                                29.19%            54.55%          70.29%
                                                                                   ============      ============    ============


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Financial Highlights (concluded)                                                            Muni Intermediate Duration Fund, Inc.

                                                                                     For the Six     For the     For the Period
                                                                                     Months Ended   Year Ended  August 1, 2003++
The following per share data and ratios have been derived                            November 30,    May 31,       to May 31,
from information provided in the financial statements.                                   2005          2005           2004
Leverage

       Asset coverage per $1,000                                                   $      2,809      $      3,069    $      2,937
                                                                                   ============      ============    ============

Dividends Per Share on Preferred Stock Outstanding

       Series M7++++--Investment income--net                                       $        223      $        372    $        190
                                                                                   ============      ============    ============
       Series T7++++--Investment income--net                                       $        225      $        377    $        192
                                                                                   ============      ============    ============
       Series W7++++--Investment income--net                                       $        229      $        374    $        188
                                                                                   ============      ============    ============
       Series TH7++++--Investment income--net                                      $        240      $        375    $        188
                                                                                   ============      ============    ============
       Series F7++++--Investment income--net                                       $        218      $        373    $        189
                                                                                   ============      ============    ============
       Series TH28++++++--Investment income--net                                   $        198                --              --
                                                                                   ============      ============    ============

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
           Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Commencement of operations.

      ++++ Issued on August 20, 2003.

    ++++++ Issued on August 3, 2005.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Financial Highlights                                                               Muni New York Intermediate Duration Fund, Inc.

                                                                                     For the Six     For the     For the Period
                                                                                     Months Ended   Year Ended  August 1, 2003++
The following per share data and ratios have been derived                            November 30,    May 31,       to May 31,
from information provided in the financial statements.                                   2005          2005           2004
Per Share Operating Performance

       Net asset value, beginning of period                                        $      15.05      $      14.45    $      14.33
                                                                                   ------------      ------------    ------------
       Investment income--net                                                          .43+++++          .85+++++             .68
       Realized and unrealized gain (loss)--net                                           (.38)               .58             .19
       Dividends to Preferred Stock shareholders from investment income--net              (.08)             (.11)           (.06)
                                                                                   ------------      ------------    ------------
       Total from investment operations                                                   (.03)              1.32             .81
                                                                                   ------------      ------------    ------------
       Less dividends to Common Stock shareholders from investment income--net            (.36)             (.72)           (.54)
                                                                                   ------------      ------------    ------------
       Offering costs resulting from issuance of Common Stock                                --                --           (.03)
                                                                                   ------------      ------------    ------------
       Offering and underwriting costs resulting from issuance of Preferred Stock            --                --           (.12)
                                                                                   ------------      ------------    ------------
       Net asset value, end of period                                              $      14.66      $      15.05    $      14.45
                                                                                   ============      ============    ============
       Market price per share, end of period                                       $      12.92      $      13.44    $      12.79
                                                                                   ============      ============    ============

Total Investment Return**

       Based on net asset value per share                                               .02%+++             9.99%        4.71%+++
                                                                                   ============      ============    ============
       Based on market price per share                                               (1.30%)+++            10.97%     (11.46%)+++
                                                                                   ============      ============    ============

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of waiver and reimbursement***                                1.12%*             1.15%           .81%*
                                                                                   ============      ============    ============
       Total expenses***                                                                 1.35%*             1.38%          1.19%*
                                                                                   ============      ============    ============
       Total investment income--net***                                                   5.76%*             5.75%          5.40%*
                                                                                   ============      ============    ============
       Amount of dividends to Preferred Stock shareholders                               1.10%*              .77%           .45%*
                                                                                   ============      ============    ============
       Investment income--net, to Common Stock shareholders                              4.66%*             4.98%          4.95%*
                                                                                   ============      ============    ============

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                                         2.23%*             1.55%           .96%*
                                                                                   ============      ============    ============

Supplemental Data

       Net assets applicable to Common Stock, end of period (in thousands)         $     61,671      $     63,290    $     60,778
                                                                                   ============      ============    ============
       Preferred Stock outstanding, end of period (in thousands)                   $     31,000      $     31,000    $     31,000
                                                                                   ============      ============    ============
       Portfolio turnover                                                                29.24%            16.51%          21.02%
                                                                                   ============      ============    ============

Leverage

       Asset coverage per $1,000                                                   $      2,989      $      3,042    $      2,961
                                                                                   ============      ============    ============

Dividends Per Share on Preferred Stock Outstanding

       Series F7++++--Investment income--net                                       $        280      $        389    $        188
                                                                                   ============      ============    ============

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
           Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Commencement of operations.

      ++++ The Fund's Preferred Stock was issued on August 20, 2003.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset values of their Common Stock on a daily basis. Each Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUI for Muni Intermediate Duration Fund, Inc. and MNE for Muni New York Intermediate Duration Fund, Inc.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of each Fund's Preferred Stock were charged to capital at the time of issuance of the shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. FAM has contractually agreed to waive a portion of its fee during the first seven years of each Fund's operations ending July 31, 2010, as follows:


                                                             Fee Waiver
                                                       (As a Percentage
                                                       of Average Daily
                                                            Net Assets)

Years 1 through 5                                                  .15%
Year 6                                                             .10%
Year 7                                                             .05%
Year 8 and thereafter                                              .00%


FAM has not agreed to waive any portion of its fee beyond July 31, 2010.

For the six months ended November 30, 2005, FAM earned fees and waived a portion of its fees as follows:

                                          Investment
                                       Advisory Fees               Fees
                                              Earned             Waived

Muni Intermediate
   Duration Fund, Inc.                    $2,465,897           $672,517
Muni New York
   Intermediate Duration
   Fund, Inc.                             $  258,152           $ 70,405


In addition, FAM has agreed to reimburse its management fee by the amount of management fees Muni New York Intermediate Duration Fund, Inc. pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the six months ended November 30, 2005, FAM reimbursed the Fund in the amount of $2,154.

For the six months ended November 30, 2005, MerrillLynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $350,000 in connection with the issuance of Muni Intermediate Duration Fund, Inc.'s Preferred Stock.

For the six months ended November 30, 2005, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:


                                                          Reimbursement

Muni Intermediate Duration Fund, Inc.                            $9,729
Muni New York Intermediate Duration Fund, Inc.                   $  952



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Notes to Financial Statements (concluded)


Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2005 were as follows:


                                                Muni      Muni New York
                                        Intermediate       Intermediate
                                            Duration           Duration
                                          Fund, Inc.         Fund, Inc.

Total Purchases                         $270,265,460        $26,292,471
Total Sales                             $258,685,824        $28,969,062


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Stock.


Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2005 were as follows:

                                                Muni      Muni New York
                                        Intermediate       Intermediate
                                           Duration            Duration
                                          Fund, Inc.         Fund, Inc.

Series M7                                      3.05%                 --
Series T7                                      3.05%                 --
Series TH7                                     2.95%                 --
Series W7                                      2.95%                 --
Series F7                                      2.95%              2.75%
Series TH28                                    2.90%                 --


Muni Intermediate Duration Fund, Inc.

Shares issued and outstanding during the six months ended November 30, 2005 increased by 1,400 from the issuance of an additional series of Preferred Stock and during the year ended May 31, 2005 remained constant.


Muni New York Intermediate Duration Fund, Inc.

Shares issued and outstanding during the six months ended November 30, 2005 and the year ended May 31, 2005 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 2005, MLPF&S earned $333,716 relating to Muni Intermediate Duration Fund, Inc. and $28,971 relating to Muni New York Intermediate Duration Fund, Inc., as commissions.


5. Capital Loss Carryforward:

Muni New York Intermediate Duration Fund, Inc.

On May 31, 2005, the Fund had a net capital loss carryforward of $572,101, of which $57,391 expires in 2012 and $514,710 expires in 2013. This amount will be available to offset any like amounts of any future taxable gains.


6. Subsequent Event:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.072000 per share and $.060000 per share relating to Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc., respectively, on December 29, 2005 to shareholders of record on December 15, 2005.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Proxy Results                             Muni Intermediate Duration Fund, Inc.


During the six-month period ended November 30, 2005, Muni Intermediate Duration Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted are as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Directors:    Robert C. Doll, Jr.                     36,281,553             1,033,143
                                     John Francis O'Brien                    36,265,312             1,049,384
                                     David H. Walsh                          36,282,267             1,032,429
                                     Fred G. Weiss                           36,277,880             1,036,816


During the six-month period ended November 30, 2005, Muni Intermediate
Duration Fund, Inc.'s Preferred Stock shareholders (Series F, M, T, TH & W) voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted are as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Donald W. Burton, Laurie Simon Hodrick, John Francis O'Brien,
   David H. Walsh and Fred G. Weiss                                            10,401                   20


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Proxy Results                    Muni New York Intermediate Duration Fund, Inc.


During the six-month period ended November 30, 2005, Muni New York Intermediate Duration Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted are as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Directors:    Robert C. Doll, Jr.                     4,055,051               110,370
                                     John Francis O'Brien                    4,055,051               110,370
                                     David H. Walsh                          4,053,718               111,703
                                     Fred G. Weiss                           4,056,251               109,170



During the six-month period ended November 30, 2005, Muni Intermediate
Duration Fund, Inc.'s Preferred Stock shareholders (Series F) voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted are as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Donald W. Burton, Laurie Simon Hodrick, John Francis O'Brien,
   David H. Walsh and Fred G. Weiss                                            1,093                    28


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of each Fund's Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairmen of the Boards are also independent directors. New director nominees are chosen as nominees by a Nominating Committee consisting of independent directors. All independent directors also are members of each Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreements--Matters Considered by the Board

Every year, each Board considers approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approvals by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared separately for each Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in November 2005, the independent directors' and Board's review included the following:

Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund. The Boards focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, having concluded that the other services provided to each Fund by the Investment Adviser were satisfactory. Each Board compared Fund performance - both including and excluding the effects of each Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data quarterly, consistent with the Investment Adviser's investment goals, each Board attaches primary importance to performance over relatively long periods of time, typically three to five years. For a fund in operation for less than three years, such as each of the Funds, the Board considers performance for the life of the fund.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



The Board noted that for the period ended August 31, 2005, Muni Intermediate Duration Fund, Inc.'s performance was in the second quintile for the one-year period. The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. DiMella has over ten years of experience investing in municipal securities. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Board noted that Muni New York Intermediate Duration Fund, Inc.'s performance was in the fifth quintile for the one-year period ended August 31, 2005. In considering this measure of relative performance, the Board took into account the fact that the universe of comparable funds was very small. The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Funds' portfolio manager. The Board also considered the experience of the Funds' portfolio manager and noted that Mr. Browse has over five years of experience investing in municipal securities. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

Management Fees and Other Expenses--Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Investment Adviser noted that it did not have clients other than investment companies with similar investment mandates. With respect to Muni Intermediate Duration Fund, Inc. the Board noted that the contractual and actual management fee rates, as well as total expenses, were lower than the median fees charged by comparable funds, as determined by Lipper. With respect to Muni New York Intermediate Duration Fund, Inc. the Board noted that contractual and actual management fee rates, as well as total expenses, were equal to the median fees charged by comparable funds, as determined by Lipper. Each Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--Each Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Boards also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. Each Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of a Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund appropriately benefits from any economies of scale and no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, each entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John F. O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Robert A. DiMella, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
(c/o Computershare
Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


Investment Objectives


NYSE Symbol  Muni Intermediate Duration Fund, Inc. seeks to provide
MUI shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol  Muni New York Intermediate Duration Fund, Inc. seeks to provide
MNE shareholders with high current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Availability of Quarterly Schedules of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Muni New York Intermediate Duration Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Muni New York Intermediate Duration Fund, Inc.


Date: January 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Muni New York Intermediate Duration Fund, Inc.


Date: January 25, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Muni New York Intermediate Duration Fund, Inc.


Date: January 25, 2006